Exhibit 10.9

WAIVER

April 29, 2014

For good and valid consideration which is hereby acknowledged, Scott Reiman 1991 Trust hereby (i) waives the application of Sections 3(e)(i) and 3(e)(ii) of the Series A Common Stock Purchase Warrants (“Series A Warrants”) of Prospect Global Resources, Inc. (“Prospect’) held by it, to the extent applicable, to the issuance of Prospect’s common stock in exchange (the “Exchange Issuances”) for outstanding Series A Warrants conducted pursuant to Prospect’s ongoing offer to exchange one share of its common stock for each outstanding Series A Warrant (the “Exchange Offer”) or any future transactions described in Section 3(e)(i) and 3(e)(ii) and (ii) agrees that no anti-dilution adjustment to its Series A Warrants will occur as a result of the Exchange Issuances or any future transactions; provided, that this waiver shall be void and of no force or effect in the event that Prospect has not completed an equity financing (private or public) by the close of business on June 30, 2014 in an amount at least equal to the lesser of $17 million or the amount necessary to retire its indebtedness to the Karlsson Group, Inc. plus $2 million. If Prospect rescinds or terminates the Exchange Offer with respect to Scott Reiman 1991 Trust, this waiver shall be void and of no force or effect.

Scott Reiman 1991 Trust

By:	/s/ Scott Reiman
Name: Scott Reiman
Title: Trustee

Acknowledged:

Prospect Global Resources Inc.

By:	/s/ Gregory Dangler
Gregory Dangler
Chief Financial Officer

WAIVER

April 29, 2014

For good and valid consideration which is hereby acknowledged, Very Hungry LLC hereby (i) waives the application of Sections 3(e)(i) and 3(e)(ii) of the Series A Common Stock Purchase Warrants (“Series A Warrants”) of Prospect Global Resources, Inc. (“Prospect’) held by it, to the extent applicable, to the issuance of Prospect’s common stock in exchange (the “Exchange Issuances”) for outstanding Series A Warrants conducted pursuant to Prospect’s ongoing offer to exchange one share of its common stock for each outstanding Series A Warrant (the “Exchange Offer”) or any future transactions described in Section 3(e)(i) and 3(e)(ii) and (ii) agrees that no anti-dilution adjustment to its Series A Warrants will occur as a result of the Exchange Issuances or any future transactions; provided, that this waiver shall be void and of no force or effect in the event that Prospect has not completed an equity financing (private or public) by the close of business on June 30, 2014 in an amount at least equal to the lesser of $17 million or the amount necessary to retire its indebtedness to the Karlsson Group, Inc. plus $2 million. If Prospect rescinds or terminates the Exchange Offer with respect to Very Hungry LLC, this waiver shall be void and of no force or effect.

Very Hungry LLC

By:	/s/ Brian Fleischmann
Name: Brian Fleischmann
Title: EVP

Acknowledged:

Prospect Global Resources Inc.

By:	/s/ Gregory Dangler
Gregory Dangler
Chief Financial Officer